UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2013

FIRST NBC BANK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (504) 566-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2013, First NBC Bank Holding Company (the “Company”) reported its results for the quarter ended September 30, 2013. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 7, 2013, reporting third quarter 2013 results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 7, 2013

FIRST NBC BANK HOLDING COMPANY

By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 7, 2013, reporting third quarter 2013 results.